Earnings / (Loss) per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share

14.       Earnings / (loss) per Share

All common shares issued (including the restricted shares issued under the Company's Incentive Plan) are the Company's common stock and have equal rights to vote and participate in dividends upon their vesting. The calculation of basic earnings/(loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. For the purpose of calculating diluted earnings per share the weighted average number of diluted shares outstanding includes the incremental shares assumed issued determined in accordance with the treasury stock method. For 2014 and 2013, and on the basis that the Company incurred losses, the effect of incremental shares would be anti-dilutive and therefore basic and diluted loss per share was the same.

For 2012, there were no incremental shares assumed issued under the treasury stock method weighted for the periods the non-vested shares were outstanding.

Profit or loss attributable to common equity holders is adjusted by the amount of dividends paid and accrued on Series B Preferred Stock which for 2014 amounted to $5,080.

	2014	2013	2012

Net income / (loss)	$(10,268)	$(21,205)	$54,639
Less dividends on series B preferred shares	$(5,080)	$-	$-
Net income / (loss) attributed to common stockholders	(15,348)	(21,205)	54,639

Weighted average number of common shares, basic and diluted	81,292,290	81,328,390	81,083,485

Earnings / (loss) per share, basic and diluted	$(0.19)	$(0.26)	$0.67